SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)



Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )
Check the appropriate box:

( )  Preliminary Proxy Statement          ( )  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



iENTERTAINMENT NETWORK, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:


( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule, or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                          iENTERTAINMENT NETWORK, INC.
                                 124 Quade Drive
                           Cary, North Carolina 27513

                                     NOTICE
                        OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 5, 2001



To the Shareholders of iEntertainment Network, Inc.:

         You are cordially invited to attend the Annual Meeting of Shareholders of iEntertainment Network, Inc., a North Carolina corporation, to be held at the Company's principal executive offices located at 124 Quade Drive, Cary, North Carolina 27513 on Tuesday, June 5, 2001, at 4:30 p.m., local time, for the following matters:

         1. To consider and vote upon an amendment to the Company's Articles of Incorporation reducing the minimum number of directors from (5) to three (3);

         2. To elect the persons listed in the accompanying Proxy Statement dated May 3, 2001 to the Board of Directors of the Company;

         3. To approve an amendment to add an additional 500,000 shares Common Stock for issuance under the Company's 1998 Stock Plan;

         4. To appoint Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and

         5. To act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

         These matters are more fully described in the attached Proxy Statement.

         Shareholders of record at the close of business on April 25, 2001 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof.

         IT IS DESIRABLE THAT YOUR SHARES OF STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES THAT YOU MAY HOLD. EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE.

                                         By Order of the Board of Directors



                                         /s/ Michael Pearce

                                         Michael Pearce
                                         Chief Executive Officer
                                         Cary, North Carolina

Date:  May 3, 2001
                          iENTERTAINMENT NETWORK, INC.


                                 124 Quade Drive
                           Cary, North Carolina 27513



                                 PROXY STATEMENT

         This Proxy Statement, accompanying proxy card and Notice of Annual Meeting of Shareholders are being furnished to shareholders on or about May 3, 2001, by the Board of Directors of iEntertainment Network, Inc., a North Carolina corporation, in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at our principal executive offices, located at 124 Quade Drive, Cary, North Carolina 27513 on Tuesday, June 5, 2001 at 4:30 p.m., local time, and at all adjournments thereof. The Company will bear all costs and expenses in connection with this solicitation. In addition to this solicitation by mail, certain of our officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication, or other means.


                                 ANNUAL MEETING

Purposes of the Annual Meeting

         The principal purposes of the annual meeting are:

         1. To consider and vote upon an amendment to the Company's Articles of Incorporation reducing the minimum number of directors constituting the Board of Directors from (5) to three (3);

         2.   To elect three (3) nominees to our Board of Directors;


         3. To approve an amendment to add an additional 500,000 shares Common Stock for issuance under the Company's 1998 Stock Plan

         4. To appoint Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 2001; and

         5. To act upon such other matters as may properly come before the meeting or any adjournment thereof.


         Our Board of Directors knows of no other matters other than those stated above to be brought before the annual meeting or any adjournments thereof. Nonetheless, the proxyholders named on the enclosed proxy card may vote in accordance with the instructions of the Board of Directors or in the absence thereof, in accordance with their discretion, on any other matter properly presented for action of which the Board of Directors is not now aware.

Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised. Proxies may be revoked by:

         o Filing a written notice of revocation with our corporate secretary;

         o Duly executing a subsequent proxy and filing it with our corporate secretary before the revoked proxy is exercised; or

         o    Attending the annual meeting and voting in person.

         If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of each of the proposals set forth in the accompanying "Notice of Annual Meeting of Shareholders."

Record Date

         Our Board of Directors has fixed the close of business on April 25, 2001 as the record date for determination of shareholders entitled to receive notice of and to vote at the annual meeting and all adjournments thereof. As of the close of business on March 23, 2001, we had 15,914,311 shares of common stock outstanding. A quorum will be present at the meeting if a majority of the outstanding shares of Common Stock is present at the meeting in person or by proxy.

Voting Rights

         Except as otherwise provided by law, each holder of our Common Stock, or his, her or its proxy, is entitled to one vote per share upon all matters voted upon by shareholders. Cumulative voting is not available to our shareholders.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as of March 23, 2001 regarding shares of our common stock beneficially owned by: (i) each director;
(ii) director nominee; (iii) each executive officer named in the Summary Compensation Table in this Proxy Statement; and (iv) all directors and officers as a group. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of common stock owned by them, except to the extent that such power may be shared with a spouse. Fractional share amounts are rounded off to the nearest whole number.

                        Name of
                        -------
                    Beneficial Owner                           Shares Owned((1))             Percent of Class((1))
                    ----------------                           -----------------             ---------------------

J.W. Stealey ((2))                                                 3,847,117                       24%
Joseph McClelland                                                     86,500                        *
Jacob Agam                                                             5,000                        *
Marc Goldfarb                                                         35,000                        *
Michael Pearce                                                       800,000 ((4))                  *
Robert L.  Hart ((3))                                                265,000                        *
All directors and executive officers as a group((5))               5,038,617                       32%
     (6 persons)

-----------------
* owns less than 1%

(1) Based upon 15,914,311 shares of common stock outstanding on March 23, 2001. The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who resides in the home of such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within sixty (60) days. Beneficial ownership may be disclaimed as to certain of the securities.

(2)      Includes 243,750 shares subject to options exercisable within sixty
         (60) days and 236,389 shares subject to warrants exercisable within sixty (60) days. Excludes 125,000 shares owned by wife, Denise Stealey. Excludes 600,000 shares held in trusts for Mr. Stealey's children. Mr. Stealey has neither voting power nor dispositive power over the shares held in the trusts. Mr. Stealey disclaims beneficial ownership of the shares owned by his wife and held in trust for his children.

(3) Mr. Hart resigned as Chief Financial Officer and Secretary on December 15, 2000 but remains a consultant to the Company.

(4) Consists of shares subject to warrants or options exercisable within sixty (60) days.

(5)      Includes the shares discussed in the footnotes above.

         The following table sets forth certain information as of March 23, 2001 regarding the only shareholders known to us to be the beneficial owners of more than five percent (5%) of our common stock.

                Name and Address of                        Amount and Nature of
                -------------------                        --------------------
                  Beneficial Owner                         Beneficial Ownership          Percent of Class
                  ----------------                         --------------------          ----------------

Elliott Bossen                                                 1,036,480                      7.04%
     c/o Argent Financial
     3100 Tower Blvd.
     Durham, NC  27707
Vertical Financial Holdings                                    3,345,649((1))                   21%
     c/o Orida Capital USA, Inc.
     70 East 55th Street, 24th Floor
     New York, New York  10022
RGC International Investors, LDC                               5,965,503((2))                 37.5%
     c/o Rose Glen Capital
     Management, LP
     Three Bala Plaza East, Suite 200
     251 St. Asaphs Road
     Bala Cynwyd, Pennsylvania 19004

(1) Includes 1,698,171 shares owned by entities beneficially owned by Vertical Financial Holdings and 1,220,084 shares owned by other entities over which Vertical Financial Holdings has voting power pursuant to a proxy agreement.

(2) Consists of 616,906 shares of the Company's Common Stock held by RCG and 5,348,597 shares of the Company's Common Stock into which RCG's shares of the Company's Series D Preferred Stock are convertible. The number of shares of Common Stock issuable upon conversion of the Company's Series D Preferred Stock is adjustable on a daily basis as set forth in the Company's Articles of Incorporation.

                                   PROPOSAL 1:

        AMENDMENT OF THE ARTICLES OF INCORPORATION REDUCING THE NUMBER OF
                  DIRECTORS CONSTITUTING THE BOARD OF DIRECTORS

General

         The Board of Directors of the Company has approved an amendment to the Company's Articles of Incorporation reducing the minimum number of directors constituting the Board of Directors from five (5) directors to three (3) directors. The Board has also recommended that the proposed amendment be submitted to the Company's shareholders for approval at the Annual Meeting.

Purpose and Effect of Amendment

         The Board is recommending the proposed change due to the general difficulties associated with locating and inducing qualified individuals to serve as Board members of technology companies and to provide more flexibility with respect to determining the number of directors on the Board.

Description of the Amended Articles

         To effect the proposed change, the Articles would be amended by deleting Article I, Section 6.1 in its entirety and inserting the following in lieu thereof:

                           Number of Directors. The number of directors
                  constituting the Board of Directors shall be not less than three (3) nor more than fifteen (15).

If this proposal is approved, officers of the Company will promptly make appropriate filings in the State of North Carolina and take any other actions necessary to implement the change.

Vote Required

         The affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the shares of the Company's outstanding common stock will be required to approve this proposal. In accordance with North Carolina law, votes withheld on this proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Furthermore, shares represented by proxies returned by a broker holding such shares in nominee or "street" name will be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business. Withheld votes and broker non-votes, if any, will have the same effect as a negative vote on this proposal.

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" THE PROPOSED REDUCTION IN THE NUMBER OF DIRECTORS CONSTITUTING THE BOARD OF DIRECTORS.

                                   PROPOSAL 2:

                              ELECTION OF DIRECTORS

Nominees

         The Company's Articles of Incorporation currently provide that the number of directors constituting the Board of Directors shall be no less than five (5) and no greater than fifteen (15). However, the Board of Directors expects that Proposal No. 1 reducing the minimum number of directors required to constitute the Board from five (5) to three (3) directors will be approved by the Company's shareholders at the Annual Meeting. Therefore, the Board is nominating only three (3) directors for election at this time. In the event that Proposal No. 1 reducing the minimum number of directors is not approved by the Company's shareholders, the Board will undertake to locate and qualify individuals to fill each of the remaining two (2) vacancies as expeditiously as practicable, consistent with Article IV, Section 6 ("Vacancies") of the Company's Bylaws.

         The three (3) directors elected at Annual Meeting shall serve for one year, until the election and qualification of their successors, and the proxies, unless authority is withheld, will be voted FOR all of the management nominees named below.

         The Company is not aware of any nominee who will be unable or will decline to serve as director. In the event that any such nominee is unable or declines to serve as a director at the time of the Meeting, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitute proposed by the Board of Directors. Under the Company's Bylaws, shareholders desiring to nominate a person for election at the Annual Meeting were required to give notice to the Secretary by April 16, 2001. Because no timely notice has been received, shareholder nominations will not be permitted.

         None of the Company's directors or nominees is related by blood, marriage or adoption to any other nominee or any executive officer of the Company.

         The names of the Company's directors and nominees for director and certain information about them are set forth below.

              Name of Nominee                    Age              Director Since
              ---------------                    ---              --------------


              Jacob Agam                         45                    1999
              Marc Goldfarb                      36                    2000
              Michael Pearce                     39                    2000


         JACOB AGAM was elected as Chairman of the Board in August 1999. Mr. Agam also serves as the Chairman of Vertical Financial Holdings, a member of the Vertical Group. The Vertical Group is a private international merchant banking firm specializing in providing equity capital to mid-sized growth companies operating in a variety of industries, including technology. Mr. Agam has also served since October 1996 as the Chairman of the Board and since April 1998 as the Chief Executive Officer of IAT Multimedia, Inc., a publicly traded marketer of personal computers and PC components and peripherals. Mr. Agam has also served as the Chairman of the Board of Gruppo Spigadoro NV, a privately held Dutch holding company engaged in the food and animal feed business, since its inception in August 1998. Mr. Agam received his J.D. from Tel Aviv University in 1984 and his L.L.M. in Securities and Corporate Finance from the University of Pennsylvania in 1986.


         MARC S. GOLDFARB has served as a director since December 1999. Mr. Goldfarb has served as a director of IAT Multimedia, Inc., a public company, since September 1999. Since August 1998, Mr.

Goldfarb has been the President and Managing Director of Orida Capital USA, Inc., a consulting firm that is the U.S. representative of the Vertical Group. Prior to joining Orida Capital, Mr. Goldfarb was a corporate and securities attorney for over 10 years, most recently as a partner at Bachner, Tally & Polevoy LLP in New York, where he specialized in corporate finance, venture capital and mergers and acquisitions. Mr. Goldfarb holds a B.S. degree in Management and Industrial Relations from Cornell University and a J.D. degree from the University of Pennsylvania Law School.



         MIKE PEARCE has served as a director since December 1999. Mr. Pearce has served as Chief Executive Officer of the Company since November 1999. Prior to joining iEntertainment Network, Inc., Mr. Pearce held a variety of technology industry positions, including serving as Senior Vice President of Sales and Marketing at VocalTec Communications Inc., a public company specializing in Internet telephony, from 1996-1998. He also provided consulting services to VocalTec during 1999. Previously, Mr. Pearce served as Senior Vice President of Sales and Marketing for Ventana Communications, Inc., a publisher of software and computer reference books, from 1995-1996. During 1990-1993, he was Vice President, Sales at Librex Computer Systems, a wholly-owned subsidiary of Nippon Steel, Tokyo, Japan, engaged in the manufacture and marketing of portable computers. From 1987-1990, Mr. Pearce was employed by Hyundai Electronics America, a wholly-owned subsidiary of Hyundai Group, Seoul, Korea, ultimately in the capacity of National Sales Manager for this manufacturer of personal computers and peripherals.


Current Directors Not Standing for Re-Election

              Name of Nominee                       Age           Director Since
              ---------------                       ---           --------------


              W.  Joseph McClelland                 52                 1997
              J.W.  Stealey((1))                    53                 1997


----------------
((1))  Resigned effective April 20, 2001.


Vote Required

         The three (3) nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted at the Annual Meeting shall be elected as directors of the Company. In accordance with North Carolina law, votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, because directors are elected by a plurality vote, abstentions in the election of directors have no effect once a quorum exists. Furthermore, shares represented by proxies returned by a broker holding such shares in nominee or "street" name will be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, even if such shares are not voted in matters where discretionary voting by the broker is not allowed ("broker non-votes"). Withheld votes and broker non-votes, if any, are not treated as votes cast and therefore, will have no effect on the proposal to elect directors.

         THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE MANAGEMENT NOMINEES LISTED ABOVE.

                                   PROPOSAL 3:


                  APPROVAL OF AMENDMENT TO THE 1998 STOCK PLAN

         The Company's 1998 Stock Plan (the "1998 Plan") was adopted by the Board of Directors and approved by the shareholders of the Company in May 1998. Under the 1998 Plan, 1,800,000 shares were reserved and issued. Subject to shareholder approval, the Board of Directors approved the reservation of an additional 500,000 shares, 190,185 of which have already been issued as incentive stock options. In the event that the Company's shareholders do not approval this proposal, the 190,185 shares that have already been issued as incentive stock options will become nonqualified stock options.

         The 1998 Plan provides for grants to employees of incentive stock options. In addition, the 1998 Plan provides for grants of nonqualified stock options and stock purchase rights to employees, directors and consultants of the Company. As of April 25, 2001, approximately 30 persons were eligible to receive grants under the 1998 Plan. The 1998 Plan is administered by the Board of Directors or by a Committee appointed by the Board. The administrator determines the terms of options and stock purchase rights granted, including the exercise price and the number of shares subject to option or stock purchase right. The exercise price of incentive stock options granted under the 1998 Plan must be at least equal to the fair market value of the Company's common stock on the date of the grant. The maximum term of options granted under the 1998 Plan in 10 years.

         The following table sets forth the officers and directors whom have been granted stock options pursuant to the 1998 Plan, which stock option grants are subject to shareholder approval. Issuance of future grants is at the discretion of the Board of Directors.

                                IENTERTAINMENT NETWORK, INC. 1998 STOCK PLAN

                       Name and Position                               Dollar Value ($)          Number of Shares

         Robert L. Hart, Chief Financial Officer                         $90,000 ((1))               60,000

         Officers and Directors as a Group, a total of one               $90,000                     60,000

------------------
(1) The stock option granted to Mr. Hart for 60,000 shares of Common Stock was granted with an exercise price of $1.50 per share.

         In the event of a merger of the Company with or into another corporation, all outstanding options will automatically become fully vested and exercisable.

         The Board may amend the 1998 Plan at any time or may terminate it without the approval of the shareholders, except as otherwise provided by law. However, no action by the Board or the shareholders can alter any option previously granted. The Board may accelerate the exercisability of any option or waive any condition or restriction pertaining to an option. The 1998 Plan will expire by its terms in May 2008.

Tax Consequences of Options

         An optionee who is granted an incentive stock option will generally not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise will increase the optionee's alternative minimum taxable income by an amount equal to the difference, if any, between the fair market value of the shares at the time of exercise and the option's exercise price, and therefore may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option's exercise or (2) the sale price of the shares. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the optionee's holding period with respect to such shares.

         All other options that do not qualify as incentive stock options are referred to as nonstatutory options. Generally, an optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. Upon its exercise, however, the optionee will generally recognize taxable ordinary income measured as the excess of the then fair market value of the shares acquired over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option. Upon resale of such shares by the optionee, any difference between the sales price received and the fair market value for the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the optionee's holding period with respect to such shares.

         The foregoing is only a summary, based on the current Code and Treasury Regulations hereunder, of the federal income tax consequences to the optionee and the Company with respect to the grant and exercise of options under the 1998 Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Proposed Amendment

         The Board of Directors has adopted an amendment to the 1998 Plan to increased the number of shares reserved for issuance thereunder by 500,000 shares, from 1,800,000 to 2,300,000 shares (the "Share Amount Amendment"). Without giving effect to the Share Amount Amendment, as of April 25, 2001, only 531,656 shares remained available for further grant as incentive stock options under the 1998 Plan, which will not allow the Company to meet its anticipated needs with respect to the issuance of such additional options to employees and consultants of the Company. Absent shareholder approval, all future grants from the 500,000 additional shares subject to this proposal will fail to qualify for favorable tax treatment as incentive stock options.

         At the Meeting, the shareholders are being asked to approve the Share Amount Amendment.

Vote Required

         The affirmative vote of the holders of a majority of the shares of the Company's common stock present or represented and voting on this proposal at the Meeting will be required to approve the Share Amount Amendment. Failure to obtain shareholder approval of the Share Amount Amendment will prevent the Company from granting incentive stock options out of the additional 500,000 shares, but will not be necessarily prevent the Company from otherwise granting other awards under the 1998 Plan.

         In accordance with North Carolina law, votes withheld on this proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

Furthermore, shares represented by proxies returned by a broker holding such shares in nominee or "street" name will be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will not affect the approval of this proposal.

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO THE 1998 PLAN.

                                   PROPOSAL 4:

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed the firm of Ernst & Young LLP, Raleigh, North Carolina, to serve as the independent auditors of the Company for the fiscal year ending December 31, 2001 and recommends that the shareholders ratify such action. Ernst & Young has audited the accounts of the Company since 1995 and has advised the Company that it does not have, and has not had, any direct or indirect financial interest in the Company or its subsidiaries in any capacity other than that of serving as independent auditors.

         Representatives of Ernst & Young are expected to attend the Meeting. They will have an opportunity to make a statement, if they desire to do so, and will also be available to respond to appropriate questions.

Vote Required

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting on this proposal at the Meeting shall constitute ratification of the appointment of Ernst & Young. Although shareholder approval of our auditors is not required by our Bylaws or otherwise, the Board of Directors desires to obtain shareholder ratification of this appointment as a matter of good business practice.

         In accordance with North Carolina law, votes withheld on this proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Furthermore, shares represented by proxies returned by a broker holding such shares in nominee or "street" name will be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will not affect the approval of this proposal.

         If the shareholders fail to ratify the appointment of Ernst & Young, the Board of Directors will reconsider its selection.

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD


Director Compensation

         The Company reimburses each director for out-of-pocket expenses incurred in connection with the rendering of services as a director.


         Additionally, in 2000, the Company granted options to purchase shares of Common Stock to each non-officer director at an exercise price equal to fair market value at the date of grant as follows:

                Name                       Option Shares
                ----                       -------------

    J. W. Stealey                              5,000
    Joseph McClelland                          7,500
    Jacob Agam                                 5,000
    Marc Goldfarb                              35,000
    Michael Pearce                               --


Board of Director Meetings

         The business of the Company is under the general management of the Board of Directors as provided by the laws of North Carolina and the Bylaws of the Company. During the fiscal year ended December 31, 2000, the Board of Directors held eleven (11) formal meetings, excluding actions by unanimous written consent. Each Member of the Board attended at least 75% of the fiscal 2000 meetings of Board of Directors and Board committees of which he was a member.


Board Committees

         The Board of Directors has created an Audit Committee and a Compensation Committee. The Audit Committee has consisted of Messrs. Goldfarb, McClelland and Robert L. Hart. During 2000, the Audit Committee held eleven (11) formal meetings, excluding actions by unanimous consent. The Audit Committee recommends the appointment of independent auditors to the Board of Directors and reviews the results and scope of the audit and other services provided by the Company's independent auditors. A copy of the Audit Committee's written charter is attached to this Proxy Statement as Appendix A. The Compensation Committee as consisted of Messrs. Goldfarb, Pearce and Hart. During 2000, the Compensation Committee held two (2) formal meetings, excluding actions by unanimous consent. The Compensation Committee makes recommendations to the Board of Directors regarding salaries and incentive compensation for all officers of the Company except those officers who are also members of the Executive or Compensation and Benefits Committees.

Audit Committee Report

         The members of the audit committee are not professionally engaged in the practice of auditing or accounting nor are they experts in the fields of auditing or accounting, including in respect of auditor independence. Management is responsible for our internal controls and the financial reporting process, including the presentation and integrity of our financial statements. Our independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes. The audit committee also recommends to our Board of Directors the selection of our independent accountants. Members of the audit committee rely without independent verification on the information provided to them and on representations of management and our independent accountants.

         Accordingly, the audit committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's considerations and discussions referred to below do not assure that the audit of our financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that our financial statements are presented in accordance with generally accepted accounting principles or that our auditors are in fact "independent."

         In this context, the audit committee has met and held discussion with our management, who represented to the audit committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The audit committee has reviewed and discussed the consolidated financial statements with both management and the independent accountants. The audit committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent accountants also provided to the audit committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the audit committee has considered whether the provision of audit and other non-audit services (set forth under Audit Firm Fee Summary below) is compatible with maintaining the accountants independence and has discussed with the independent accountants their independence.

         Based upon the audit committee's discussions with management and the independent accountants, and the audit committee's review of our consolidated financial statements, representations of management and the report of the independent accountants to the audit committee, and subject to the limitations on the role and responsibility of the audit committee, referred to above and the audit committee charter attached hereto as Appendix A, the audit committee recommended that our Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission. The audit committee also recommended that Ernst & Young LLP be retained as our independent accounts for the fiscal year ended December 31, 2000 and the year ending December 31, 2001.



                                 Audit Committee
                                Marc S. Goldfarb
                                Joseph McClelland
                                 Robert L. Hart

                             EXECUTIVE COMPENSATION

         The following table sets forth all compensation paid by the Company for services rendered to it in all capacities for the last three (3) fiscal years ended December 31, 1998, December 31, 1999 and December 31, 2000 to the Company's Chief Executive Officer, the Company's other highest-paid executive officers who earned at least $100,000 in the respective fiscal year or who otherwise would have been includable in such table on the basis of their 2000
(year) compensation but for the fact that they were no longer executive officers of the Company at the end of 2000 (collectively, the "Named Officers").



                                          Summary Compensation Table



                                                      Annual Compensation           Long Term Compensation
                                                      -------------------           ----------------------

                                                                                       Awards          Payouts
                                                                                       ------          -------
                                                                                 Securities
                                                                                 Underlying           All Other
     Name and Principal Position           Year             Salary              Options/SARs         Compensation
     ---------------------------           ----             ------              ------------         ------------
                                                              $                                           $

Michael Pearce,                            2000            $132,000                  --                $25,000
Chief Executive Officer (1)

                                           1999               $1                  800,000                 --

                                           1998               --                     --                   --
----------------------------------------------------------------------------------------------------------------------

Robert L. Hart,                            2000            $144,607                  --                $11,000
Chief Financial Officer

                                           1999            $ 36,143               205,000                 --

                                           1998               --                     --                   --
--------------------------------------- ----------- ----------------------- --------------------- -------------------

(1) Upon joining the Company as CEO in November 1999, Mr. Pearce received an annual salary of $1.00. The Board of Directors granted Pearce an annual salary of $144,000, which began in June 2000, as recognition of the company's operating progress and perceived ongoing prospects.

No options were exercised by the Named Officers during 2000. The following table summarizes all option grants during the year ended December 31, 2000 to the Named Officers:

                      Option/SAR Grants in Last Fiscal Year
                               (Individual Grants)

                                                                 Percentage of
                                                Number of            Total
                                               Securities         Options/SARs
                                               Underlying          Granted to
                                              Options/SARs        Employees in      Exercise or    Expiration
                   Name                         Granted           Fiscal Year        Base Price       Date
                   ----                         -------        ------------------    ----------       ----
                                                   (#)              (2000)            ($/Share)

Michael Pearce,                                    --                  --                  --         --
Chief Executive Officer

Robert L.  Hart,                                 60,000             6.7108%              $1.50      12/15/01
Chief Financial Officer


         These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table may not be necessarily achieved.

         The following table sets forth certain information concerning the number and value of exercised and unexercised options held by the Named Officers as of December 31, 2000:

             Aggregated Option/SAR Exercises in Last Fiscal Year and
                        Fiscal Year End Option/SAR Values


                                                           Number of Securities
                             Shares                       Underlying Unexercised          Value of Unexercised In-The-
                           Acquired on      Value       Options/SARs at Fiscal Year     Money Options((1))/SARs at Fiscal
          Name              Exercise      Realized                End (#)                         Year End ($)
          ----                 (#)           ($)       Exercisable     Unexercisable    Exercisable    Unexercisable
          ----                 ---           ---       -----------     -------------    -----------    -------------
Michael Pearce                 --            --          266,666         533,334            --              --
Robert Hart                    --            --          198,250            --              --              --


-------------------
(1) Options are considered "in-the-money" if the market value of shares covered thereby is greater than the option exercise price. Value is calculated based on the difference between the fair market value of the shares of Common Stock at December 31, 2000 ($0.25), as quoted on The Nasdaq Stock Market(R), and the exercise price of the options. The Company made no long-term incentive plan awards during the fiscal year ended December 31, 2000.

Employment Agreements

         The Company entered into an employment agreement with Michael Pearce in November 1999. The agreement has an initial term of three (3) years that automatically renews for additional one-year terms absent notice of non-renewal by either party at least sixty (60) days prior to expiration of the term. In lieu of receiving the stated annual salary for his position of $180,000, pursuant to the agreement Mr. Pearce elected instead to receive options to purchase a total of 800,000 shares of common stock with an exercise price of $1.09 per share. These options are exercisable as follows: 133,333 are immediately exercisable, 133,333 become exercisable on the first anniversary of the grant date and 266,667 become exercisable on each of the second and third anniversaries of the grant date. If Mr. Pearce is terminated because of death, extended illness, disability or without cause, all of these options that would have vested at any time during the calendar year of termination become fully exercisable, provided Mr. Pearce, or his estate, must exercise such options within six months following termination. Mr. Pearce and his family are entitled to participate in such employee benefit plans as the Company may offer from time to time to its senior officers.

Certain Transactions

         The Company entered into a marketing agreement, dated January 3, 1995, with Mr. Stealey, pursuant to which Mr. Stealey makes his T-28 Trojan aircraft and his services as a pilot available to the Company in consideration for which the Company pays all of the expenses to store, operate and maintain such aircraft and to maintain Mr. Stealey's pilot license. This marketing agreement was terminated in November 1999.

         Since the Company's inception, Mr. Stealey has executed several personal guaranties and pledges of personal collateral in favor of BB&T, one of the Company's primary bank creditors, in connection with revolving and term loans extended by BB&T to the Company. On January 24, 1997, the Company issued a $2,500,000 Promissory Note to BB&T secured by Mr. Stealey's guarantee and pledge of collateral. The January 24, 1997 note has been paid in full, and Mr. Stealey's guarantee and pledge in respect thereof have been extinguished. On August 25, 1997, the Company issued a $2,750,000 Promissory Note to BB&T secured by Mr. Stealey's guarantee and pledge of collateral in replacement of the January 24, 1997 note. On November 25, 1997, the Company issued a $250,000 Promissory Note to BB&T secured by Mr. Stealey's guarantee and pledge of collateral. The November 25, 1997 note has been paid in full, and Mr. Stealey's guarantee and pledge in respect thereof have been extinguished. On March 27, 1998, the Company issued a $250,000 Promissory Note to BB&T secured by Mr. Stealey's guarantee and pledge of collateral. In connection with his guaranties to BB&T, the Company became obligated to pay Mr. Stealey a fee equal to 6% per annum of the indebtedness borrowed. All of such indebtedness has been repaid and Mr. Stealey waived all payment rights relating to his guaranties.

         In August 1999, the Company and Mr. Stealey (the Company's founder and then Chairman and CEO), entered into an agreement: (1) providing for the resignation of Mr. Stealey from his position as Chairman and CEO; (2) appointing Jacob Agam, a designee of Vertical Financial Holdings (a significant shareholder of the Company), as Chairman of the Board to fill the vacancy created by the departure of Avi Suriel; and (3) designating management's slate of nominees for election to the Board at the annual meeting of shareholders (to include a total of three designees from Vertical, together with Mr. Stealey and one designee of Mr. Stealey). Vertical also signed the agreement for the purpose of agreeing to vote its shares in favor of management's slate of nominees. As part of this agreement, the Company also agreed to: (1) retain Mr. Stealey as a consultant through December 31, 2000 at an annual fee of $180,000 and other benefits identical to those provided his employment agreement, which agreement was terminated, together with Mr. Stealey's severance rights thereunder (this consulting arrangement was terminated in November 1999 as described below); (2) undertake best efforts to have Mr. Stealey removed from personal guarantees he made to secure approximately $1 million of Company indebtedness (Mr. Stealey arranged to have the Company released from this indebtedness in November 1999 as described below); (3) grant certain registration rights to Mr. Stealey with respect to his shares; (4) sell to Mr. Stealey for $1,000 the Company's rights to its old name, logo, and URL (imagicgames.com) following the Company's transition to its new name; and (5) limit Mr. Stealey's noncompetition restriction to nonsolicitation of Company employees for 17 months thereafter.

         In November 1999, the Company effected a balance sheet reorganization involving the following transactions, the following components of which were consummated with affiliated parties:

         1. Vertical Financial Holdings, a significant shareholder of the Company, purchased 700,000 shares of common stock for $700,000.

         2. Jacob Agam, the Chairman of the Company's Board of Directors, IS Chairman of Vertical Financial Holdings. J.W. Stealey, the Company's founder, former CEO and current director, arranged for the release of the Company from $1,000,000 of line-of-credit indebtedness to BB&T in exchange for 1,000,000 shares of common stock. In addition, Mr. Stealey's resignation agreement dated August 16, 1999 was amended such that his consulting services are no longer being used and the sole remaining consideration due him was reduced to one lump sum payment of $200,000 (less the value of 12 months of health insurance payments and car lease payments totaling approximately $20,000) and 50,000 shares of the Company's common stock.



                  This payment was made on November 12, 1999. The Company also agreed to convey to Mr. Stealey all trademarks and available rights to the name Interactive Magic, Inc., pending shareholder approval of the name change to iEntertainment Network, Inc. Mr. Stealey agreed to waive the interest due him from the Company in the amount of $183,000 under the terms of the line of credit agreement with BB&T that he personally guaranteed.


         3. The Company granted registration rights for the shares of common stock underlying the Series D Preferred Stock and the shares of common stock purchased in connection with the reorganization. In addition, Mr. Stealey and Vertical Financial Holdings agreed to vote all of their shares at the next annual meeting in favor of the Series D Preferred Stock financing and the convertibility of such shares into common stock.


         On June 30, 2000, the Company and Vertical Financial Holdings entered into a Stock Purchase Agreement. Vertical Financial Holdings purchased 600,000 shares of the Company's Common Stock for a purchase price of $600,000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Pursuant to Section 16(a) of the Exchange Act, directors and executive officers of the Company are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in the Company's equity securities and to provide the Company with copies of these reports. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, there were no reports required under Section 16(a) of the Exchange Act that were not timely filed during the fiscal year ended December 31, 2000.


                        SELECTION OF INDEPENDENT AUDITORS


         During the 2000 fiscal year, Ernst & Young LLP served as independent auditors to the Company. They have been appointed as the Company's independent auditors for the 2001 fiscal year by the Board of Directors. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They will be available to respond to proper questions regarding the independent auditor's responsibilities.


         The fee arrangement between Ernst & Young LLP and the Company is based on rates and terms customary for their practice.

Audit Firm Fee Summary

         For fiscal year ended December 31, 2000, iEntertainment Network, Inc. retained Ernst & Young LLP to provide services in the following categories and amounts:



              Audit Fees                                             $95,686
              Financial Information Systems Design and                    $0
                  Implementation Fees
              All Other Fees                                        $117,210*
---------------------
* Other fees comprised of $103,805 for audit related fees such as registration statements, accounting assistance and other audit related services as well as $13,405 for non-audit related services.



                             ADDITIONAL INFORMATION


         A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, including the financial statements and schedules thereto, as filed with the SEC is enclosed with this Proxy Statement. Additional copies will be furnished on written request, without charge to any of our shareholders. Such requests should be addressed to Corporate Secretary, 124 Quade Drive, Cary, North Carolina 27513.



                 PROPOSALS FOR 2002 ANNUAL SHAREHOLDERS MEETING

         From time to time, individual shareholders may wish to submit proposals that they believe should be voted upon by iEntertainment Network, Inc.'s shareholders. No such proposals were submitted for the 2001 Annual Meeting. Shareholder proposals intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Secretary of iEntertainment Network, Inc. at its executive office, 124 Quade Drive, Cary, North Carolina 27513, no later than February 6, 2002 in order to be eligible for inclusion in iEntertainment Network, Inc.'s Proxy Ballot and Proxy Statement for the 2002 Annual Meeting.

                                 OTHER BUSINESS


         The management of iEntertainment Network, Inc. knows of no other business to be presented to the meeting. If other matters should properly come before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying Proxy in accordance with the judgment of the person or persons voting the same.


         All shareholders are urged to attend the Annual Meeting of Shareholders on Tuesday, June 5, 2001 at 4:30 p.m., at 124 Quade Drive, Cary, North Carolina 27513, and to vote your shares in person. Even if you plan to attend, please sign and return your Proxy promptly. A Proxy may be revoked at any time before it is voted, and the giving of a Proxy will not affect the right of a shareholder to attend the meeting and vote in person.

                                        By Order of the Board of Directors

                                        iENTERTAINMENT NETWORK, INC.

                                        /s/ Michael Pearce

                                        Michael Pearce
                                        Chief Executive Officer
May 3, 2001
Raleigh, North Carolina

                                   APPENDIX A

                          iEntertainment Network, Inc.

                             AUDIT COMMITTEE CHARTER


Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least two directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.



Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.



Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

o The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purpose of this review.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Report 10-K), including their judgment about the quality, not just acceptability, or accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

PROXY                                                                     PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          iENTERTAINMENT NETWORK, INC.
                       2001 ANNUAL MEETING OF SHAREHOLDERS



The undersigned hereby appoints Jacob Agam and Michael Pearce, and each or either of them as proxy holders with power to appoint his substitute and hereby authorizes the proxy holders to represent and vote, as designated on this proxy card, all the shares of Common Stock of iEntertainment Network, Inc. held of record by the undersigned on April 25, 2001, at the annual meeting of shareholders to be held on June 5, 2001, at 4:30 p.m., local time, or at any adjournment thereof. In order to vote for the proposals, place an "X" in the appropriate box provided below. The Board recommends a vote "FOR" each of the proposals listed below.

1. To ratify an amendment to the Company's Articles of Incorporation reducing the minimum number of directors from 5 to 3:

     [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN


2. In the election of three directors for management's slate, except those against management's slate marked out below:

        Jacob Agam               Marc Goldfarb               Michael Pearce

 [ ]FOR all nominees (except as marked to the contrary below)   [ ] WITHHOLD AUTHORITY to vote for all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the name of that/those nominee(s) name(s) on the line provided below.)

-------------------------------------------------------------------------------

3. To approve an amendment to add an additional 500,000 shares Common Stock for issuance under the Company's 1998 Stock Plan.



     [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN
4. To appoint Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

     [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN

5.  For such other matters as may properly come before the Annual Meeting.

     [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN

PLEASE MARK, SIGN ON THE REVERSE SIDE, AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE


                                      PC1

                           (Continued from other side)
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE PROXY WILL BE VOTED "FOR" MANAGEMENT'S SLATE OF DIRECTORS AND PROPOSALS 1-5, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS CONSIDERED AT THE MEETING.

                                          SHARES
                   Please sign and date this Proxy and return promptly.
                   Dated: _______________________________, 2001


                   -----------------------------------------------------
                                        Signature

                   -----------------------------------------------------
                                        Signature

                   NOTE: Please sign your name exactly as appears on this card. When signing for a corporation or partnership, or as agent, attorney, trustee, executor, dministrator, or guardian, please indicate the capacity in which you are signing. In the case of joint tenants, each joint owner must sign.